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                                                                   EXHIBIT 10.24
                                    L E A S E


         THIS LEASE is made this 6th day of August 2002 by and between SVPC Partners, LLC ("Landlord") and Titan EMS, Inc. ("Tenant"), who hereby mutually covenant and agree as follows:

                                I. GRANT AND TERM

                  1.0 Grant. Landlord, for and in consideration of the rents herein reserved and of the covenants and agreements herein contained on the part of Tenant to be performed, hereby leases to Tenant, and Tenant hereby lets from Landlord, approximately 14,721 square feet of the floor area crosshatched in red on the site plan attached hereto as Exhibit "A" and incorporated herein (hereinafter together referred to as the "Leased Premises or "Premises") located within the properties known as 3551-3581 Thomas Road, Santa Clara, California, said property being legally described on Exhibit "A" attached hereto and incorporated herein by this reference (the "Property").

                  1.1 Term. The term of this Lease shall be month-to-month commencing on August 6th, 2002. (The "Rent Commencement Date" or "Commencement Date")

                                   II. PURPOSE

                  2.0 Purpose. The Leased Premises shall be used and occupied only for the purpose of operating a printed circuit board manufacturing facility and for no other purpose.

                  2.1 Uses Prohibited. Tenant will not permit the Leased Premises to be used in any manner that would render the insurance thereon void or the insurance risk more hazardous. Tenant shall not use or occupy the Leased Premises, or permit the Leased Premises to be used or occupied, contrary to any federal, state or local governmental statute, rule, order, ordinance, requirement or regulation applicable thereto or contrary to any rule or regulation imposed by Landlord; or in any manner which would violate any certificate of occupancy affecting the Property; or which would cause structural injury to the Property or the improvements therein; or cause the value or usefulness of the Property or improvements therein, or any part thereof, to diminish; or which would constitute a public or private nuisance or waste.

                  2.2 Prohibition of Use. If the use of the Leased Premises should at any time during the Lease term be prohibited by law or ordinance or other governmental regulation, or prevented by injunction, this Lease shall not be thereby terminated, nor shall Tenant be entitled by reason thereof to surrender the Leased Premises or to any abatement or reduction of rent, nor shall the respective obligations of the parties hereto be otherwise affected.

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                                    III. RENT

                  3.0 Rent. Beginning with the Rent Commencement Date, Tenant shall pay to Landlord $20,000 per month.

Such rental amount shall, without prior notice or demand, be payable monthly in advance on the first day of each calendar month during the term of this Lease. If the Rent Commencement Date falls on any day other than the first day of a month, the initial monthly payment shall be prorated based upon the number of days remaining in the month of the Rent Commencement Date and shall be payable upon said Rent Commencement Date. All payments of rent shall be made without deduction, set off, discount or abatement in lawful money of the United States.

         The rent and all other sums payable by Tenant hereunder shall be paid to SVPC Partners, LLC at the address set forth below or at such other place as Landlord may from time to time designate:

                               SVPC Partners, LLC
                               1855 Norman Avenue
                              Santa Clara, CA 95054

                                IV. ENCUMBRANCES

                  4.0 Encumbrances. Nothing contained in this Article or in any part of this Lease shall be taken or construed to create any agency between Landlord and Tenant or to authorize the Tenant to do any act or thing or to make any contract so as to encumber in any manner the title of the Landlord to the Leased Premises, Building or Property or to create any claim or lien upon the interest of the Landlord in the Leased Premises, Building or Property it being expressly agreed and covenanted that all of the cost and expense of Tenant for Tenant's work as referred to in this Article, or any other work undertaken by Tenant affecting the Leased Premises, Building or Property shall be promptly paid by the Tenant as required by the terms of its contracts or agreements with the general contractor and all subcontractors and materialmen. If any lien is at any time filed or recorded, Tenant shall immediately obtain the release and satisfaction of record of such lien.

                                  V. INSURANCE

                  5.0 Tenant's Insurance. Tenant shall procure and maintain policies of insurance, insuring the improvements at any time situated upon the Property against loss or damage by fire, lightning, wind storm, hail storm, aircraft, vehicles, smoke, explosion, riot or civil commotion as provided by the Standard Fire and Extended Coverage Policy and all other risks of direct physical loss as insured against under Special Extended Coverage Endorsement. The insurance coverage shall be for not less than one hundred percent (100%) of the full replacement cost of such improvement with all proceeds of insurance payable to Landlord.

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                  5.1 Tenant's Insurance. Tenant shall procure and maintain
policies of insurance, at its own cost and expense, insuring:

                  (a) Landlord and Tenant from all claims, demands or actions for injury to or death of any person in an amount of not less than $500,000.00, for injury to or death of more than one person in any one occurrence to the limit of $l,000,000.00 and for damage to property in amount of not less than $500,000.00 made by, or on behalf of, any person or persons, firm or corporation arising from, related to or connected with the Leased Premises. Said insurance shall include full coverage for the indemnity set forth in paragraph 13.0 hereof;

                  (b) Landlord and Tenant with the same limits of coverage as provided in subsection (a) for loss or damage by boiler or internal explosion or break down or boilers;

                  (c) Tenant from all workmen's compensation claims;

                  (d) Landlord and Tenant against breakage of all plate glass utilized in the improvements on the Leased Premises; and

                  (e) Landlord from loss of rents during the period while the Leased Premises are untenantable due to fire or other casualty (for the maximum period for which such insurance is available) but the purchase of such rent insurance shall not relieve Tenant from the primary obligation to pay rent during any such period of untenantability.

                  5.3 Form of Insurance. The aforesaid insurance shall be in companies and in form, substance and amount (where not stated above) satisfactory to Landlord and any mortgagee of Landlord, and shall contain standard mortgage clauses satisfactory to Landlord's mortgagee. The aforesaid insurance shall not be subject to cancellation except after at least thirty (30) days' prior written notice to Landlord and any mortgagee of Landlord. The original Insurance policies (or certificates thereof satisfactory to Landlord) together with satisfactory evidence of payment of the premiums thereon, shall be deposited with Landlord at the Commencement Date and renewals thereof not less than thirty (30) days prior to the end of the term of each such coverage.

                  5.4 Mutual Waiver of Subrogation Rights. Whenever (a) any loss, cost, damage or expense resulting from fire, explosion or any other casualty or occurrence is incurred by either of the parties to this Lease in connection with the Leased Premises and (b) such party is then covered in whole or in part by insurance with respect to such loss, cost, damage or expense, then the party so insured hereby releases the other party from any liability it may have on account of such loss, cost, damage or expense to the extent of any amount recovered by reason of such insurance and waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof, provided that such release of liability and waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance coverage or increase the cost thereof (provided that in the case of increased cost the other party shall have the right, within thirty (30) days following written notice, to pay such increased cost, thereupon keeping such release and waiver in full force and effect).

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                                 VI. COMMON AREA

                  6.0 Common Area. Landlord shall provide a paved parking area for use in common by the customers and invites of Tenant and other tenants of the Building. Tenant shall maintain such parking area and all of the other common areas and facilities used for operation and maintenance of the Leased Premises, including but not limited to, paved areas, parking area lighting standards, curbs, landscaped areas, if any, in good condition and repair.

         Landlord reserves the right to make changes to the Property and the layout of the common area, structures, and all other improvements located therein. Landlord may at any time close temporarily any common area to make repairs or changes, to prevent the acquisition of public rights in such area or to discourage non-customer parking, and may do such other acts in and to the common areas as in its judgment may be desirable to improve the convenience thereof.

                           VII. LIENS AND ENCUMBRANCES

                  7.0 Encumbering of Title. Tenant shall not do any act which shall in any way encumber the title of Landlord in and to the Leased Premises, nor shall the interest or estate of Landlord in the Leased Premises be in any way subject to any claim by way of lien or encumbrance, whether by operation of law or by virtue of any express or implied contract by Tenant. Any claim to, or lien upon, the Leased Premises arising from any act or omission of Tenant shall accrue only against the leasehold estate of Tenant and shall be subject and subordinate to the paramount title and rights of Landlord in and to the Leased Premises.

                  7.1 Liens and Right to Consent. Tenant shall not permit the Leased Premises to become subject to any mechanics', laborers', materialmen's lien, or the like on account of labor or material furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed on the Leased Premises by, or at the direction or sufferance of, Tenant; provided, however, that Tenant shall have the right to contest in good faith and with reasonable diligence, the validity of any such lien or claimed lien if Tenant shall give to Landlord such security as may be deemed satisfactory to Landlord to insure payment thereof and to prevent any sale, foreclosure, or forfeiture of the Leased Premises by reason of non-payment thereof; provided further, however, that on final determination of the lien or claim for lien, Tenant shall immediately pay any judgment rendered, with all proper costs and charges, and shall have the lien released and any judgment satisfied.

                                 VIII. UTILITIES

                  8.0 Utilities. From and after the Commencement Date, Tenant shall be responsible for and promptly pay all charges for heat, electricity, telephone and all other separately metered utility services used or consumed in the Leased Premises. In the event said services are not separately metered, Tenant shall pay its share of the charges for the service by multiplying the amount of the charge for the service times a fraction, the numerator of which shall be the total amount of square feet contained in the Leased Premises and the denominator of which shall be the total amount of gross leasable square footage of all of the premises sharing a meter monitoring such service. Tenant shall keep the Leased Premises sufficiently heated so as to prevent freezing and deterioration thereof and/or the equipment and facilities contained therein. In no event shall Landlord be liable for an interruption or failure in the supply of any utility used or consumed in the Leased Premises. Should Landlord elect to supply any utility used or consumed in the Leased Premises, Tenant agrees to pay for the same as additional rent.


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                                  IX. INDEMNITY

                  9.0 Indemnity. Tenant will protect, indemnify and save harmless Landlord and Landlord's agents (and Landlord's beneficiary or beneficiaries if Landlord is trustee for others) from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Landlord by reason of
(a) any accident, injury to or death of persons or loss of damage to property occurring on or about the Leased Premises or any part thereof or the adjoining properties, sidewalks, curbs, streets or ways; (b) any failure on the part of Tenant to perform or comply with any of the terms of this Lease; or (c) performance of any labor or services or the furnishing of any materials or other property in respect of the Leased Premises or any part thereof. In case any action, suit or proceeding is brought against Landlord and/or Landlord's agents (and/or Landlord's beneficiary or beneficiaries if Landlord is trustee for others) by reason of any such occurrence, Tenant will, at Tenant's expense, resist and defend such action, suit or proceeding, or cause the same to be resisted and defended by counsel approved by Landlord.

                                  X. INSPECTION

                  10.0 Inspection. Landlord, or Landlord's agent, may enter the Leased Premises at any time for the purpose of inspecting the same, or of making repairs which Landlord deems necessary or appropriate, and also for the purpose of showing the Leased Premises to persons wishing to purchase the same, or at any time within one (1) year prior to the expiration of the Lease term, to persons wishing to rent the Leased Premises. Tenant shall within one (1) year prior to the expiration of the Lease term, permit the usual notice of "To Let" or "For Sale" to be placed on the Leased Premises and to remain thereon without molestation.

                               XI. QUIET ENJOYMENT

                  11.0 Quiet Enjoyment. So long as Tenant is not in default under the covenants and agreements of this Lease, Tenant's quiet and peaceable enjoyment of the Leased Premises shall not be disturbed or interfered with by Landlord or by any person claiming by, through or under Landlord.


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                        XII. SUBORDINATION OR SUPERIORITY

                  12.0 Subordination or Superiority. The rights and interests of Tenant under this Lease shall be subject and subordinate to any mortgage or trust deed that may be placed upon the Leased Premises and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof. Any mortgagee or trustee may elect to give the rights and interest of Tenant under this Lease priority over the lien of its mortgage or deed of trust. In the event of either such election and upon notification by such mortgagee or trustee to Tenant to that effect, the rights and interest of Tenant under this Lease shall be deemed to be subordinate to, or to have priority over, as the case may be, the lien of said mortgage or trust deed, whether this Lease is dated prior to or subsequent to the date of said mortgage or trust deed. Tenant shall execute and deliver whatever instruments may be required for such purposes, and in the event Tenant fails to do within ten (10) days after demand in writing, Tenant does hereby make, constitute and irrevocably appoint Landlord as its attorney in fact and in its name, place, and stead so to do.

                                 XIII. SURRENDER

                  13.0 Surrender. Upon the termination of this Lease, whether by forfeiture, lapse of time or otherwise, or upon the termination of Tenant's right to possession of the Leased Premises, Tenant will at once surrender and deliver up the Leased Premises, together with all improvements thereon, to Landlord in good condition and repair, reasonable wear and tear excepted. Said improvements shall include all plumbing, lighting, electrical, heating, cooling and ventilating fixtures and equipment and other articles of personal property used in the operation of the Leased Premises (as distinguished from operations incident to the business of Tenant), together with all duct work. All additions, hardware, non-trade fixtures and all improvements, temporary or permanent, in or upon the Leased Premises placed there by Tenant shall become Landlord's property and shall remain upon the Leased Premises upon such termination of this Lease by lapse of time or otherwise, without compensation or allowance or credit to Tenant, unless Landlord requests their removal in writing at or before the time of such termination of this Lease. If Landlord so requests removal of said additions, hardware, non-trade fixtures and all improvements and Tenant does not make such removal at said termination of this Lease, or within ten (10) days after such request, whichever is later, Landlord may remove the same and deliver the same to any other place of business of Tenant or warehouse the same, and Tenant shall pay the cost of such removal, delivery and warehousing to Landlord on demand.

                  13.1 Removal of Tenant's Property. Upon the termination of this Lease by lapse of time, Tenant may remove Tenant's trade fixtures and all of Tenant's personal property and equipment other than such personal property and equipment as are referred to in subsection 13.0; provided, however, that Tenant shall repair any injury or damage to the Leased which may result from such removals. If Tenant does not remove Tenant's furniture, machinery, trade fixtures and all other items of personal property of every kind and description from the Leased Premises prior to the end of the term, however ended, Landlord may, at its option, remove the same and deliver the same to any other place of business of Tenant or warehouse the same, and Tenant shall pay the cost of such removal (including the repair of any injury or damage to the Leased Premises resulting from such removal), delivery and warehousing to Landlord on demand, or Landlord may treat such property as having been conveyed to Landlord with this Lease as a Bill of Sale, without further payment or credit by Landlord to Tenant.

                           XIV. DEFAULTS AND REMEDIES

                  14.0 Defaults. Tenant agrees that any one or more of the following events shall be considered events of default as said term is used herein:

                  (a) The filing of a petition by or against Tenant for adjudication as bankrupt or insolvent, for its reorganization or for the appointment of a receiver or trustee of Tenant's property; an assignment by Tenant for the benefit of creditors; or the taking of possession of the property of Tenant by any governmental officer or agency pursuant to statutory authority for the dissolution or liquidation of Tenant;

                  (b) The Leased Premises are levied upon by any revenue officer or similar officer; or

                  (c) Tenant shall vacate the Leased Premises or abandon the same during the term hereof; or

                  (d) Tenant shall fail to contest the validity of any lien or claimed lien and give security to Landlord to insure payment thereof, or having commenced to contest the same and having given such security, shall fail to prosecute such contest with diligence, or shall fail to have the same released and satisfy any judgment rendered thereon, and such default continues for fifteen (15) days after notice thereof in writing to Tenant; or

                  (e) Tenant shall default in any monthly payments of rent required to be made by Tenant hereunder when due as herein provided; or

                  (f) Tenant's failure to perform any other covenant or condition of this Lease within fifteen (15) days after written notice and demand, unless the failure is of such a character as to require more than fifteen (15) days to cure, in which event Tenant's failure to proceed diligently to cure such failure shall constitute an event of default.

                  (g) In the event Landlord has given Tenant two or more notices under subparagraph (f) and Tenant again defaults in any of the other covenants and agreements of this Lease within one (1) year of giving of a notice under subparagraph (f), Landlord may proceed as listed below after giving five (5) days written notice of such default whether or not such default continues after said notice.

                  14.1 Remedies. Upon the occurrence of any one or more of such events of default hereunder:

                  (a) The whole rent for the balance of the term of this Lease, as hereinafter computed, or any part thereof, at the option of the Landlord, shall immediately, without act or notice, become due and payable as if by the terms of this Lease the same were payable in advance.

                  (b) Landlord may immediately proceed to collect or bring action for the whole rent or such part thereof as aforesaid, as being rent in arrears, or may file a Proof of Claim in any bankruptcy or insolvency proceedings for such rent, or Landlord may institute any other proceedings, whether similar to the foregoing or not, to enforce payment thereof.

                  (c) Landlord may re-enter and re-possess the Demised Premises and any part thereof and attempt to relet all or any part of such Demised Premises for the account of Tenant for such rent and upon such terms and to such persons, firms or corporations and for such period or periods as Landlord, in his sole discretion, shall determine, including the term beyond the termination of this Lease, and Landlord shall not be required to accept any tenant offered by Tenant or observe any instruction given by Tenant about such reletting, or do any act or exercise any care of diligence with respect to such reletting or to the mitigation of damages, except to the extent required by law. For the purpose of such reletting, Landlord may decorate or make repairs, changes, alterations or additions in or to the demised premises to the extent deemed by Landlord desirable or convenient, and the cost of such decoration, repairs, changes, alterations or additions shall be charged to and be payable by Tenant as additional rent hereunder, as well as any reasonable brokerage and legal fees expended by Landlord, and any sums collected by Landlord from any new tenant obtained on account of the Tenant shall be credited against the balance of the rent due hereunder as aforesaid.

                  (d) Landlord, at its option, may serve notice upon Tenant that this Lease and the then unexpired term hereof shall cease and expire and become absolutely void on the date specified in such notice and thereupon, and at the expiration of the time limited in such notice this Lease and the term hereof granted, as well as all of the right, title and interest of the Tenant hereunder, shall cease, expire and become void in the same manner and with the same force and effect (except as to Tenant's liability) as if the date fixed in such notice were the date herein specified for expiration of the term of this Lease. Thereupon, Tenant shall immediately quit and surrender to Landlord the Demised Premises, and Landlord may enter into and repossess the Demised Premises by summary proceedings, detainer, ejectment or otherwise, and remove all occupants thereof and, at Landlord's option, any property thereon without being liable to indictment, prosecution or damages therefor or any other claim related thereto.

                  14.2 Remedies Cumulative. No remedy herein or otherwise conferred upon or reserved to Landlord shall be considered to exclude or suspend any other remedy but the same shall be cumulative and shall be in addition to every other remedy given hereunder now or hereafter existing at law or in equity or by statute, and every power and remedy given by this Lease to Tenant may be exercised from time to time and as often as occasion may rise or as may be deemed expedient. No delay or omission of Landlord to exercise any right or power arising from any default, shall impair such right or power or shall be construed to be a waiver of such default or any acquiescence therein. Neither the rights herein given to receive, collect, sue for or distrain for any rent or rents, moneys or payments, or to enforce the terms, provisions and conditions of this Lease, or to prevent the breach or non-observance thereof, or the exercise of any such right or of any other right or remedy hereunder or otherwise granted or arising, shall in any way affect or impair or toll the right or power of Landlord to declare the Lease term hereby granted ended, and to terminate this Lease as provided for in this Lease, or to repossess without terminating the Lease, because of any default in breach of the covenants, provisions or conditions of this Lease.

                  14.3 No Waiver. No waiver of any breach of any of the covenants of this Lease shall be construed, taken or held to be a waiver of any other breach or waiver, acquiescence in or consent to any further or succeeding breach of the same covenant.

                  14.4 Costs and Legal Fees. In the event Landlord commences an action for the recovery of possession of the Leased Premises or for the recovery of rent or because of the breach of any covenant by the Tenant, Tenant shall pay all costs and expenses of such litigation including actual attorneys' fees incurred by Landlord.

                           XV. MAINTENANCE AND REPAIR

                  15.0 Landlord's Obligations. Landlord shall keep the exterior structure, to-wit, foundation, demising walls and roof of the Leased Premises in proper repair during the Leased term, or any renewal or extension thereof; provided, however, that if any such repairs shall be occasioned by the fault or neglect of Tenant or its employees or agents, or by burglary or break-in, or illegal entry, or vandalism or any other intentional act of any person with whom Landlord has no relationship, then any such repairs shall be the obligation of the Tenant and the cost of such repairs shall be paid by Tenant.

                  15.1 Tenant's Obligations. Tenant shall at all times during the Lease term, pay for and make all other necessary repairs and replacements to the Leased Premises, including, but not limited to, the doors, door checks, windows, plate glass, store front, fixtures, heating units, air conditioning units, electrical and sewage (to main sewer lines) facilities of the Leased Premises and keep and maintain the same in good condition and repair so that at the expiration of the Lease, or any renewal or extension thereof, the Leased Premises shall be surrendered to landlord in the same condition that the same are in at the commencement of said Lease, ordinary wear and tear excepted. Tenant shall not defer any repairs or replacements to the Leased Premises by reason of the anticipation of the expiration of the term hereof. The surrender of the Leased Premises upon the expiration or early termination of this Lease shall not relieve Tenant of the obligation to pay for all repairs or replacements to the Leased Premises which Tenant was obligated to perform during the lease term, which obligation shall survive the expiration or early termination of this Lease. Tenant shall keep the Leased Premises in a clean, tenantable condition and shall not permit any garbage, rubbish, refuse or dirt of any kind to accumulate in or about the Leased Premises or the Property. Landlord may designate areas within the Property for placement of dumpsters and areas as Landlord shall designate for such purposes, and the costs and expenses attributable thereto shall be the sole responsibility of the Tenant.

                  15.2 Landlord's Right to Repair. In the event Tenant fails to timely perform the maintenance obligations required of it under this Article, Landlord may perform such obligations, and Tenant shall immediately pay Landlord for its costs incurred, plus an administration fee equal to ten percent (10%) of said costs, upon receipt of the invoice therefor.

                  15.3 Alterations. Tenant shall not create any openings in the roof or exterior walls, nor shall Tenant make any alterations or additions to the Leased Premises without the prior written consent of Landlord. Tenant shall make all additions, improvements, alterations and repairs on the Leased Premises and on and to the appurtenances and equipment thereof, required by any such governmental authority or which may be made necessary by the act or neglect of any person, firm or corporation (public or private).

                               XVI. MISCELLANEOUS

                  16.0 Estoppel Certificates. Tenant shall from time to time, within five (5) days from the request of Landlord, execute, acknowledge and deliver to Landlord, in form reasonably satisfactory to Landlord and/or Landlord's mortgagee, a written statement certifying that Tenant has accepted the Leased Premises, that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same are in full force and effect as modified and stating the modifications), that the Landlord is not in default under the Lease or any modifications thereto, the date to which the rental and other charges have been paid in advance, if any, or such other accurate certification as may reasonably be required by Landlord or Landlord's mortgagee, and agreeing to give copies to any mortgagee of Landlord of all notices by Tenant to Landlord. It is intended that any such statement delivered pursuant to this subsection may be relied upon by a prospective purchaser of the Leased Premises, mortgagee of the Leased Premises and their respective successors and assigns.

                  16.1 Landlord's Right to Cure. Landlord may, but shall not be obligated to, cure any default by Tenant specifically including, but not by way of limitation, Tenant's failure to pay impositions, obtain insurance, make repairs, or satisfy lien claims, after complying with any notice provisions set forth in this Lease; and whenever Landlord so elects, all costs and expenses paid by Landlord in curing such default, including without limitation reasonable attorneys' fees, shall be so much additional rent due on the next rent date after such payment together with interest (except in the case of said attorneys' fees) at the rate of eighteen percent (18%) per annum from the date of advancement to the date of repayment by Tenant to Landlord.

                  16.2 Amendments Must be in Writing. None of the covenants, terms or conditions of this Lease, to be kept and performed by either party, shall in any manner be altered, waived, modified, changed or amended except by a written instrument, duly signed, acknowledged and delivered by the other party; and no act or acts, omission or omissions or series of acts or omissions, or waiver, acquiescence or forgiveness by Landlord as to any default in or failure of performance, either in whole or in part, by Tenant, of any of the covenants, terms and conditions of this Lease, shall be deemed or construed to be a waiver by Landlord of the right at all times thereafter to insist upon the prompt, full and complete performance by Tenant of each and all the covenants, terms and conditions hereof thereafter to be performed in the same manner and to the same extent as the same are herein covenanted to be performed by Tenant.

                  16.3 Notices. All notices to or demands upon Landlord or Tenant desired or required to be given under any of the provisions hereof, shall be in writing. Any notices or demands from shall be deemed to have been duly and sufficiently given if a copy thereof has been mailed by United States registered or certified mail in an envelope properly stamped and addressed as follows:

         To Landlord: SVPC PARTNERS, LLC
                      1855 NORMAN AVENUE
                      SANTA CLARA, CA 95054

         To Tenant:   TITAN EMS, INC
                      1855 NORMAN AVENUE
                      SANTA CLARA, CA 95054

         Either party may, upon prior notice to the other, specify a different address for the giving of notice. After the Rent Commencement Date, all bills, statements and other communications which Landlord may be required or desire to render to Tenant may be delivered to the Leased Premises or sent by United States mail addressed to Tenant at the Leased Premises.

                  16.4 Short Form Lease. This Lease shall not be recorded, but the parties agree, at the request of either of them, to execute a Short Form Lease for recording, containing the names of the parties, the legal description and the term of the Lease.

                  16.5 Time of Essence. Time is of the essence of this Lease, and all provisions herein relating thereto shall be strictly construed.

                  16.6 Relationship of Parties. Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership, or of joint venture by the parties hereto, it being understood and agreed that no provision contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship other than the relationship of Landlord and Tenant.

                  16.7 Captions. The captions of this Lease are for convenience only and are not to be construed as part of this Lease and shall not be construed as defining or limiting in any way the scope or intent of the provisions hereof.

                  16.8 Severability. If any term or provision of this Lease shall to any extent be held invalid or unenforceable, the remaining terms and provisions of this Lease shall not be affected thereby, but each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                  16.9 Law Applicable. This Lease shall be construed and enforced in accordance with the laws of the State where the Leased Premises are located.

                  16.10 Covenants Binding on Successors. All of the covenants, agreements, conditions and undertakings contained in this Lease shall extend and inure to and be binding upon the heirs, executors, administrators, successors and assigns of the respective parties hereto, the same as if they were in every case specifically named, and wherever in this Lease reference is made to either of the parties hereto, it shall be held to include and apply to, wherever applicable, the heirs, executors, administrators, successors and assigns of such party. Nothing herein contained shall be construed to grant or confer upon any person or persons, firm, corporation or governmental authority, other than the parties hereto, their heirs, executors, administrators, successors and assigns, any right, claim or privilege by virtue of any covenant, agreement, condition or undertaking in this Lease contained.

                  16.11 Landlord Means Owner. The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the Leased Premises, and in the event of any transfer or transfers of the title to such fee, Landlord herein named (and in case of any subsequent transfer or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed; provided that any funds in the hands of such Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provisions of this Lease, shall be paid to Tenant.

                  16.12 Lender's Requirements. If any mortgagee or committed financier of Landlord should require, as a condition precedent to the closing of any loan or the disbursal of any money under any loan, that this Lease be amended or supplemented in any manner, Landlord shall give written notice thereof to Tenant, which notice shall be accompanied by a Lease Supplement Agreement embodying such amendments and supplements. Tenant shall, within ten
(10) days after the effective date of Landlord's notice, either consent to such amendments and supplements (which consent shall not be unreasonably withheld) and execute the tendered Lease Supplement Agreement, or deliver to Landlord a written statement of its reason or reasons for refusing to so consent and execute. Failure of Tenant to respond within said ten (10) day period shall be a default under this Lease without further notice. If Landlord and Tenant are then unable to agree on a Lease Supplement Agreement satisfactory to each of them and to the lender within thirty (30) days after delivery of tenant's written statement, Landlord shall have the right to terminate this Lease within sixty
(60) days after the end of said thirty (30) day period.

                  16.13 Environmental. From and after the Commencement Date and thereafter during the entire term of this Lease, Tenant in the operation of its business on the Leased Premises shall comply with all applicable federal, state and local environmental laws and all amendments thereto and regulations implementing the same, together with all common law requirements, which relate to discharge, emissions, waste, nuisance or the environment as the same shall be in existence during the term hereof. Without limiting the generality of the foregoing, Tenant shall specifically comply with all applicable laws relating to the handling, storage or disposal of any hazardous material or toxic substance arising in connection with the use and occupancy of the Leased Premises by Tenant or any occupant of the Leased Premises during the term of this Lease. All of the foregoing laws, regulations and requirements are hereinafter referred to as "Environmental Laws." Tenant shall obtain all environmental licenses, permits, approvals, authorizations, exemptions, classifications, certificates and registrations (collectively, "Permits") and make all applicable filings required of Tenant to operate at the Leased Premises. The Permits and required filings shall be made available for inspection and copying by Landlord at the Leased Premises upon reasonable notice and during business hours. Tenant agrees to hold harmless and indemnify Landlord form any liability, claim or injury based upon an actual or alleged violation of Environmental Laws arising in connection with the occupancy of the Leased Premises by Tenant or any occupant of the Leased Premises or the operations of Tenant's business on the Leased Premises during the term of this Lease. The foregoing indemnification shall survive the expiration of the term of this Lease.

                  IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.


                                    LANDLORD: SVPC PARTNERS, LLC



                                    ----------------------------------
                                    By:  David M. Marks
                                    Its: CEO



                                    TENANT: TITAN EMS, INC.




                                    ---------------------------------
                                    By:  David M. Marks
                                    Its: Chairman